POWER OF ATTORNEY



         The undersigned President, Chairman and Director of Transamerica Variable Insurance Fund, a Maryland corporation (the "Company"), hereby constitutes and appoints James W. Dederer, Regina M. Fink, David M. Goldstein and Gary U. Rolle' and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as they relate to the shares of the Corporation and/or to the Corporation itself: registration statements on any and all forms under the Securities Act of 1933 with respect to shares of the Corporation and under the Investment Company Act of 1940 with respect to the Corporation itself, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith; each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and this requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand, this 30th day of October, 1998.





                      ------------------------------------
                                 Gary U. Rolle'

                                POWER OF ATTORNEY



         The undersigned Treasurer of Transamerica Variable Insurance Fund, a Maryland corporation (the "Company"), hereby constitutes and appoints James W. Dederer, Regina M. Fink, David M. Goldstein and Gary U. Rolle' and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below as they relate to the shares of the Corporation and/or to the Corporation itself: registration statements on any and all forms under the Securities Act of 1933 with respect to shares of the Corporation and under the Investment Company Act of 1940 with respect to the Corporation itself, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith; each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and this requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand, this 30th day of October, 1998.





                      ------------------------------------
                                 Susan R. Hughes

                                POWER OF ATTORNEY


         The undersigned director of Transamerica Variable Insurance Fund, a Maryland corporation (the "Company"), hereby constitutes and appoints Aldo Davanzo, James W. Dederer, Regina M. Fink and Gary U. Rolle' and each of them
(with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for his and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 16th day of April, 1998.

                         ------------------------------
                                 Jon C. Strauss

                                POWER OF ATTORNEY


         The undersigned Senior Vice President and Controller of Transamerica Occidental Life Insurance Company, a California corporation (the "Company"), hereby constitutes and appoints James W. Dederer, David M. Goldstein, David E. Gooding, and William M. Hurst and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution to each, for her and on her behalf and in her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance and annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand, this 27th day of October, 1998.

                         ------------------------------
                               Virginia M. Wilson